CONFIDENTIAL

ORDER OF CONSULTANCY SERVICES

President Bikupa Datacenter AB, Sweden

This Order of Consultancy Services (the "**Order**") is entered into by and between

Known Lab S.L. (VAT number ESB62907662), a corporation incorporated and existing under the laws of Spain, having its registered domicile in C. Mallorca, 207, 3-2B, 08036 Barcelona, Spain, email; kjthornblad@gmail.com ("**Supplier**")

and

Hive Blockchain Technologies Ltd (registration number BC0329058), a corporation incorporated and existing under the laws of Canada, having its registered domicile in 555 Burrard Street, Vancouver, British Columbia V7X 1M8, Canada ("**Purchaser**"),

each also referred to as a "**Party**" or together as "**Parties**".

This Order has one appendix which form an integral part thereof:

Appendix 1: Stock Options

1. PURPOSE OF THIS ORDER

The purpose of this Order is to specify the terms and conditions under which any Services and/or Deliverables will be provided by the Supplier to the Purchaser.

2. SERVICES AND/OR DELIVERABLES

Services to be supplied by the Supplier shall be paid for according to the below pricing:

Description of Services and Deliverables	**Price in EUR**
President Bikupa Datacenter AB, Sweden. Full-time services, 5 days per week.	**8,333.00 EUR/month**
Total price for Services and Deliverables (excl. VAT)	**100,000.00 EUR/year**
VAT (%)	**0€**
Final price	**100,000.00 EUR/year**

Stock Options	
As described in Appendix 1.	

The price to be paid by the Purchaser for the Services and Deliverables is a fixed fee, which shall be paid to the Supplier monthly.

3. VACATION ENTITLEMENT

The Supplier is entitled to 3 paid vacation weeks per year.

4. TERMINATION OF CONTRACT

The Purchaser agrees to compensate the Supplier in case of dismissal with an equivalent of 3 monthly payments, and must provide a minimum notice period of 15 days. In case of change of control of Hive Blockchain Technologies Ltd. the Purchaser agrees to compensate the Supplier with an equivalent of 12 monthly payments. Should the decision be made to close down the Purchaser's European operations, including Bikupa Datacenter AB, the Supplier will receive an equivalent of 6 monthly payments.

5. TIME FOR PERFORMANCE

The Supplier shall begin to perform the Services on 4 March 2021.

6. INVOICING

The work will be invoiced on a monthly basis. The payment terms are payment on the 30th of each month or 10 days after submission of the invoice.

The Supplier is responsible for any tax consequences. The Supplier is responsible for filing and paying his/her own taxes.

7. RESOURCES

Named resources for performing the Services agreed under this Order are:

- Karin Johanna Thörnblad

Contact person from the Purchaser is:

- Executive Chairman (at the time of contract signing Interim Executive Chairman, Frank Holmes)

8. OTHER PROVISIONS

Any amendments or modifications to this Order shall be made by a written document signed by both Parties hereto.

9. TERM OF THE ORDER

This Order shall become effective on the date both Parties have duly executed this Order ("**Effective Date**"). This Order, together with appendix 1, shall remain in effect until the Parties have duly fulfilled their obligations thereunder

Both Parties shall have the right to terminate the Agreement at any time and for any reason by giving written notice thereof specifying the date on which the

termination shall become effective, provided that such notice shall never be less than 3 months prior to the effective date of termination.

10. COUNTERPARTS AND SIGNATURES

The Parties below have duly executed this Order in two (2) identical counterparts, one (1) for the Supplier and one (1) for the Purchaser.

Hive Blockchain Technologies Ltd	Know Lab S.L.
11 February 2021, SAN ANTONIO, TX	12 February 2021, BARCELONA, SPAIN
Frank E. Holmes, Interim Executive Chairman	Karin Johanna Thörnblad

Hive Blockchain Technologies Ltd.
555 Burrard Street • Vancouver • British Columbia V7X 1M8 • Canada
Hiveblockchain.com • info@hiveblockchain.com • +1-604-664-1078

CONFIDENTIAL

Appendix 1
STOCK OPTIONS

Number of shares: 100,000.00

Vest over 2 years in 8 equal quarterly tranches (12,500 options every 3 months)

Exercise price to be based on the date of approval by the board of directors